Investment in life insurance policies, net	12 Months Ended
Jun. 30, 2024
Investments, All Other Investments [Abstract]
Investment in life insurance policies, net

7. Investment in life insurance policies, net

Investment in life insurance policies, net consists of the following:

	As of June 30,
	2023	2024	2024
	GBP	GBP	US$
Balance, beginning of the year	519,126	512,292	647,537
Proceeds from termination of life insurance policy, net	-	(166,368)	(210,289)
Gain on termination of life insurance policy	-	10,559	13,347
Insurance expense	-	(44,536)	(56,296)
Exchange (loss) gain	(6,834)	7,551	9,565
Balance, end of the year	512,292	319,498	403,864
Less: allowance for expected credit losses	-	-	-
Cash surrender value	512,292	319,498	403,864

As of June 30, 2023 and 2024, there are two life insurance policies and one life insurance policy in effective, respectively. The Company terminated one of the policies during the year ended June 30, 2024 and recorded a gain on termination of life insurance policy of GBP10,559.

The Company is the owner and beneficiary of the policies and Mr. Michael Lau, an Executive Director and Chief Technology Officer of the Company, is the key management person insured under the Company’s contracted life insurance policies to insure against the death of the key member of management of the Company. The Company could terminate the policy at any time and receive cash back on the cash value of the policy at the date of withdrawal, which was determined by the premium payment plus accumulated interest earned and minus the accumulated insurance policy charges and surrender charges. The directors of the Company represent that the Company reviews whether to terminate the life insurance policies regularly. Accordingly, the life insurance policies are recorded as current assets.